POST BALANCE SHEET EVENTS	9 Months Ended
Sep. 30, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
8. Post Balance Sheet Events

As of December 3, 2013, our U.S. subsidiaries, Flamel US Holdings Inc., Flamel Technologies, Inc., Éclat Pharmaceuticals, LLC and Talec Pharma LLC (each a “Borrower” and collectively, the “Borrowers”), entered into a Facility Agreement (the “Facility”) with Broadfin Healthcare Master Fund, Ltd. (“Broadfin”) providing for loans by Broadfin in an aggregate amount not to exceed $15.0 million.

Under the terms of the Facility, upon closing Broadfin made an initial loan of $5.0 million and the Borrowers may request, at any time prior to August 15, 2014, up to two additional loans in the amount of $5.0 million each, with funding subject to certain specified conditions.

Interest will accrue on loans under the Facility at a rate of 12.5% per annum, payable quarterly in arrears, commencing on January 1, 2014, and on the first business day of each April, July, October and January thereafter.

The loans under the Facility are secured by a first priority security interest in intellectual property associated with the Company's Medusa technology and a junior lien on substantially all of the assets of the Borrowers, which were previously pledged in connection with the Deerfield Facility Agreement,, the associated royalty agreement and the note purchase agreement entered into by the Company in connection with its acquisition of Éclat (the “Éclat Note Purchase Agreement”). In addition, the Company agreed to grant a junior lien on certain equipment located in France, if such equipment is pledged under the Deerfield Facility Agreement and/or the Éclat Note Purchase Agreement.

In connection with entering into the Facility, Éclat Pharmaceuticals, LLC also entered into a Royalty Agreement with Broadfin, dated as of December 3, 2013 (the “Royalty Agreement”). Pursuant to the Royalty Agreement, the Company is required to pay a royalty of 0.834% on the net sales of certain products sold by Éclat Pharmaceuticals, LLC and any of its affiliates until December 31, 2024. The amount of the royalty payable under the Royalty Agreement will increase by 0.583% for each additional loan made under the Facility, if any, up to a maximum royalty amount of 2.0%.

Concurrent with entering into the Facility, the Borrowers also amended the terms of the Deerfield Facility Agreement and the Éclat Note Purchase Agreement to, among other things, permit the indebtedness and liens under the Facility and to grant a junior lien to the respective lenders on the Medusa Technology. The amendment to the Éclat Note Purchase Agreement also eliminates, effective as of December 31, 2014, the thresholds that must be reached before repayment is required on the note issued pursuant to the Éclat Note Purchase Agreement.